Filed pursuant to Rule 497(e)
1933 Act File No. 333-187583
1940 Act File No. 811-22818

WCM ALTERNATIVES: CREDIT EVENT FUND
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK 10595

SUPPLEMENT DATED  MARCH 4, 2019
TO PROSPECTUS DATED NOVEMBER 17, 2017,
AS SUPPLEMENTED MAY 31, 2018

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Change in Principal Underwriter

Compass Distributors, LLC has replaced Quasar Distributors, LLC as the Fund’s principal underwriter. Accordingly, all references in the Prospectus to “Quasar Distributors, LLC” and “Quasar” are hereby deleted and replaced with references to “Compass Distributors, LLC” and “Compass,” respectively, and all references in the Prospectus to the “distributor”  or “underwriter” are deemed to be references to Compass Distributors, LLC (“Compass”). Compass is a subsidiary of Foreside Financial Group, LLC. Compass’ address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Investments in Special-Purpose Acquisition Companies

Effective immediately, the following disclosure is added to the Fund’s principal investment policies section of the Prospectus:

The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector.  During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments.  The Fund may invest in SPACs for a variety of investment purposes, including to achieve income.  Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur.  The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.

Effective immediately, the following disclosure is added to the Fund’s principal risks section of the Prospectus:

SPAC Risk.  The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs.  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale.  An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.